SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
[ x ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to §240.14a -12

     SHOSHONE SILVER MINING COMPANY

(Name of Registrant as Specified In Its Charter)

Commission File Number ______________

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SHOSHONE SILVER MINING COMPANY

403 7th Street. Suite 207
Wallace, Idaho 83873

ANNUAL MEETING OF SHAREHOLDERS
August 29, 2007

NOTICE OF MEETING

     The annual meeting of the shareholders of Shoshone Mining Company, an Idaho corporation, will be held at 2:00 p.m., on August 29, 2007, at the Wallace Inn located at 100 Front Street, Wallace, Idaho, for the following purposes:

  to consider and vote upon a proposal to amend the Company’s Articles of Incorporation to increase the number of authorized shares;
  to elect four (4) directors to serve on the Company’s Board of Directors until the next annual meeting of shareholders or until their successors are duly elected and qualified;
  to ratify the appointment of independent auditors to examine our accounts; and
  to conduct any other business, including shareholder proposals, as may properly come before the meeting or any adjournment or postponement of the meeting.

     Shareholders at the close of business on July 12, 2007, are entitled to vote in person or by proxy at the annual meeting.

     Shareholders of record may vote their shares by completing and returning the proxy card. You may revoke a proxy at any time prior to its exercise at the annual meeting of shareholders by following the instructions in the accompanying Proxy Statement.

/s/ Carol A. Stephan

Corporate Secretary
July 10, 2007

SHOSHONE SILVER MINING COMPANY

403 7th Street. Suite 207
Wallace, Idaho 83873

PROXY STATEMENT FOR 2007 ANNUAL MEETING OF SHAREHOLDERS

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Shoshone Silver Mining Company, an Idaho corporation (“the Company” OR “Shoshone”) for use at the Annual Meeting of Shareholders to be held at the Wallace Inn, 100 Front Street, Wallace, Idaho 83873 on Wednesday, August 29, 2007 at 2:00 p.m. or any postponements or adjournments thereof. The Board of Directors is sending this Proxy Statement to shareholders of record as of July 12, 2007, which is the record date for the Annual Meeting.

DESCRIPTION OF BUSINESS AND DESCRIPTION OF PROPERTY

     Incorporated by reference to the Company’s Form 10-KSB (Reg. No. 000-31184).

INFORMATION ABOUT THE MEETING AND VOTING

When were proxy materials mailed?

     This proxy statement and proxy card were first mailed on or about July 18, 2007, to owners of voting shares of Shoshone in connection with the solicitation of proxies by our Board of Directors for the 2007 annual meeting of shareholders in Wallace, Idaho. Proxies are solicited to give all shareholders of record at the close of business on July 12, 2007, an opportunity to vote on matters that come before the annual meeting. This procedure is necessary because shareholders live in all U.S. states and abroad and most will not be able to attend.

What am I voting on?

The Board is soliciting your vote for:

  approval of an amendment to Shoshone’s Articles of Incorporation to increase its authorized capital from 20 million to 80 million shares;
  ratification of the appointment by the Board of Directors of independent auditors;
  election of four directors; and
  action upon such other matters, including shareholder proposals, as may properly come before the meeting or any adjournment or postponement of the meeting.

Who is entitled to vote?

     Shareholders of record at the close of business on July 12, 2007, the record date, are entitled to vote on matters that come before the meeting. Shares can be voted only if the shareholder is present in person or is represented by proxy.

How many votes do I have?

     Each share of Shoshone common stock that you own as of the record date entitles you to one vote. On May 31, 2007, the Company had 18,396,679 outstanding shares of our common stock.

How do I vote?

     All shareholders may vote by mail. To vote by mail, please sign, date, and mail your proxy card in the envelope provided.

     If you own your shares through a bank or broker, you should follow the separate instructions they provide you. Although most banks and brokers now offer telephone and Internet voting, availability and specific processes will depend on their voting arrangements.

     If you attend the annual meeting in person, you may request a ballot when you arrive and vote at the meeting.

What if I return my proxy but do not mark it to show how I am voting?

     If your proxy card is signed and returned without specifying your choices, the shares will be voted as recommended by the Board.

     What if other items come up at the annual meeting and I am not there to vote? When you return a signed and dated proxy card, you give the persons specified as proxies the discretionary authority to vote on your behalf on any other matter that is properly brought before the annual meeting.

Can I change my vote?

     You can change your vote by revoking your proxy at any time before it is exercised in one of three ways:

notify our Corporate Secretary in writing before the annual meeting that you are revoking your proxy; submit another proxy with a later date; or vote in person at the annual meeting.

What does it mean if I receive more than one proxy card?

     Your shares are likely registered differently or are in more than one account. You should vote each of your accounts. If you mail your proxy cards, please sign, date, and return each proxy card to guarantee that all of your shares are voted.

What constitutes a quorum?

     The presence of the owners of a majority of the shares entitled to vote at the annual meeting constitutes a quorum. Presence may be in person or by proxy. You will be considered part of the quorum if you return a signed and dated proxy card or if you vote at the annual meeting.

     Abstentions and shares voted by a broker or bank holding shares for a beneficial owner are counted as present and entitled to vote for determining a quorum.

What vote is required to approve each proposal?

     Amendment, and Auditors. The proposals pertaining to approval or ratification of (i) the proposed amendment to the Articles of Incorporation to increase the number of authorized common shares to 80 million, and (ii) appointment of independent auditors, each require the affirmative vote of a majority of the votes cast. Any shares not voted (whether by abstention or otherwise) have no impact on the vote.

     Election of Directors. Each of the four director positions is voted on separately. The persons who receive the most votes for each of the four director positions will be elected. Any shares not voted (whether by abstention or otherwise) have no impact on the vote.

What are the Board’s Recommendations?

The Board recommends a vote FOR:

  Approval of the Amendment to the Articles of Incorporation increasing the authorized common shares to 80 million;
  Ratifying the appointment of independent auditors; and
  Election as directors of each of the persons nominated by the Board.

How were the nominees for directors selected?

     Each of the four nominees currently serves as a director and was approved for inclusion on our slate of directors by the entire Board.

How do I access proxy materials on the Internet?

     Shareholders can access our Notice of Annual Meeting and Proxy Statement and our 2006 Annual Report on the Internet at our website at www.shoshonesilvermining.com.

Where can I find more information on Shoshone?

     Our corporate website is www.shoshonesilvermining.com. We make available on this website, free of charge, access to our Annual Reports on Form 10-KSB, Quarterly Reports on Form 10-QSB, Proxy Statement on Schedule 14A and amendments to those materials filed or furnished pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 as soon as reasonably practicable after we electronically submit such material to the Securities Exchange Commission. The Commission makes available on its website, free of charge, reports, proxy and information statements, and other information regarding issuers, such as us, that file electronically with the Commission. The Commission’s website is www.sec.gov.

How can I communicate with our Board?

     Shareholders interested in communicating directly with our Board may do so by writing to: Board of Directors, Shoshone Silver Mining Company, 403 7th St. Ste. 207,

Wallace, Idaho 83873. All such written correspondence is delivered to the director or directors to whom it is addressed or, if addressed generally to the Board, to all directors.

AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED CAPITAL

(Proposal No. 1 on the Proxy Card)

     The Board of Directors has adopted a resolution declaring it advisable and in the best interests of the Company and the Company’s shareholders that the Company’s Articles of Incorporation be amended to provide for an increase in the authorized number of the Company’s shares of common stock from 20 million shares to 80 million shares of stock. Such resolution also recommends that such an amendment be approved and adopted by the Company’s shareholders and directs that such proposal be submitted to the Company’s shareholders at the Annual Meeting.

     The Company’s Articles of Incorporation currently authorize the issuance of a maximum of 20 million shares of common stock. If the Board of Director’s proposal is approved by the Company’s shareholders, the Board of Directors would have the authority to issue up to 80 million shares of common stock to such persons, and for such consideration as the Board of Directors may determine without further action by shareholders except as may be required by law.

     As of May 31, 2007, there were18,396,679 shares of common stock issued and outstanding. Accordingly, only 1,603,321 shares of common stock remain unissued and not reserved for any specific purpose.

     The Board of Directors has proposed the increase in the authorized capital stock to provide shares which could be used for a variety of corporate purposes, including exploration and development of Lakeview District projects and other properties controlled by the Company, acquisitions, mergers, the raising of additional capital, and implementation of incentive and other option plans that may be deemed in the company’s best interest. While the Board of Directors believes it important that the Company have the flexibility that would be provided by having additional authorized capital stock available, the Company does not currently have any binding commitments or arrangements that would require the issuance of such stock. The Board of Directors believes it would be in the Company’s best interest, however, to have such additional shares of authorized capital stock available to enable it to take advantage of opportunities for possible future acquisitions and raising capital for future development and operations. It is also possible that additional capital stock that would be authorized by the proposed amendment could be issued in a transaction that might discourage offers by takeover bidders or make such offer more difficult or expensive to accomplish, although the Board of Directors has no current plans for any such use of capital stock.

     The amendment to the Articles of Incorporation will become effective upon approval by the majority of the shares voting on the proposal and the filing of the amendment to the Articles of Incorporation with the Secretary of State of Idaho. Such Articles of Amendment would amend Article 5 of the Company’s Articles of Incorporation to read as follows:

The authorized capital stock of this corporation shall consist of Eighty Million (80,000,000) shares of common stock with a par value of ten cents (.10) per share. The Board of Directors of the corporation may from time to time authorize by resolution the issuance of any or all shares of the common stock herein authorized for such purposes, in such amounts to such persons, corporations or entities, and for such consideration, as the Board of Directors in its discretion may determine and without any vote or other action by the stockholders, except as otherwise required by law. The common stock, after the amount of the subscription price or par value, whichever is greater, has been paid in shall not be subject to assessment to pay the debts of the corporation. Stockholders do not have any preemptive rights to acquire the corporation’s shares of common stock.

     If approved by the shareholders, the Company anticipates that such amendment to the Articles of Incorporation will be filed as soon as practicable.

The Board of Directors believes the adoption of the proposed amendment is in the best interest of the Company and its shareholders and recommends that you vote FOR this amendment.

ELECTION OF DIRECTORS
(Proposal No. 2 on the Proxy Card)

     The Board of Directors of the Company is currently comprised of four members. All directors serve until the next Annual Meeting of shareholders and until their successors are duly elected and qualified or until their earliest resignation, removal or death. The Board of Directors has nominated the following four persons for election as directors at the Annual Meeting. All of these nominees currently serve as directors of the Company.

     Remuneration of Directors and Officers and Security Ownership of Management and Certain Securityholders is incorporated by reference to the Company’s 2006 Form 10-KSB Reg. No. 000-31184).

The Board of Directors recommends a vote FOR all four nominees for director.

     Lex Smith, President and Director, has been president of Shoshone Silver Mining since 2003. He is a mining consultant for the Lehman, Lee & Xu Law Firm in Beijing, China, and has served as a consultant and project manager for the firm for over 10 years. Mr. Smith entered the mining business in 1993 as field manager and owner of claims in Montana. Mr. Smith has served as the President and Director of the Silver Valley Mining Association since its inception in 2003, and currently also serves as Vice-President and Director of Natural Resources Education Outreach, an Idaho non-profit corporation.

     Carol Stephan, Secretary and Director, has over 30 years of experience in the mining and timber industries. She currently serves as a Director and Secretary of Shoshone Silver Mining as well as Secretary and Treasurer of several small mining companies in the Silver Valley. In addition, Ms. Stephan owns and operates several successful businesses in Idaho.

     Melanie Farrand, Treasurer and Director, has worked in records keeping and finance in the mining industry for the past five years. She also serves on the Board of Directors of several mining companies. Previously she was the office manager for a land surveying company for ten years, responsible for payroll, bookkeeping and research. Ms. Farrand is currently serving as a Director and Officer of Shoshone Silver Mining Co.

     Sharon Jacobs, Director, was elected to the Board of Directors in 2006. She has been the Office Manager for Silver Valley Capital, a Wallace, Idaho real estate development firm, since 2004. Prior to this, Ms. Jacobs worked in the Shoshone County Assessor’s office for 18 years. She retired from Shoshone County in 2003 as the Chief Deputy Treasurer after 25 years of combined employment.

RATIFICATION OF THE SELECTION OF AUDITORS
(Proposal No. 3 on the Proxy Card)

     Williams and Webster PS, independent certified accountants, have audited the financial statements of the Company since fiscal year 2000, and the Board of Directors has selected them as auditors again for fiscal year 2007. If the shareholders should fail to ratify the selection of Williams and Webster as auditors, the Board of Directors will consider the selection of another accounting firm. A representative of Williams and Webster is not expected to be present at the Annual Meeting. Therefore, Williams and Webster will not have the opportunity to make a statement or respond to questions.

The Board of Directors recommends a vote FOR the ratification of the selection of auditors.

OTHER BUSINESS

     No other business is intended to be brought before the Annual Meeting by the Board of Directors, nor is the Board of Directors aware of any business to be brought before the Annual Meeting by others. If, however, any other business properly comes before the Annual Meeting, the enclosed proxy authorizes the person named in the proxy to vote on such other business at their discretion.

EXPENSES

     All expenses incurred in connection with the solicitation of proxies will be borne by the Company. The Company will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of common stock held in their names.

     Directors, officers, and employees of the Company may also solicit proxies by mail, electronic mail, telephone, and personal contact, but they will not receive any additional compensation for these activities.

By the order of the Board of Directors.

/s/ Carol Stephan
Corporate Secretary
July 10, 2007

Shoshone Silver Mining Company

403 Seventh Street, Suite 207, Wallace, ID 83873

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	PROXY

The undersigned holder of shares of common stock of SHOSHONE SILVER MINING COMPANY (the “Company”) hereby appoints Carol Stephan and Lex Smith, and each of them, with power of substitution, as proxy of the undersigned, to attend the Annual Meeting of Shareholders of the Company to be held on August 29, 2007, and any postponements or adjournments thereof, and to vote all shares of common stock of the Company the undersigned would be entitled to vote if personally present as follows:

P R O X Y
NOTE: Please sign this proxy exactly as your name(s) appears on the label. Joint owners should each sign personally. If signing as Attorney, Executor, Administrator, Guardian or Trustee, please list full title. If a corporation, please provide the full corporate name and have a duly authorized officer or officers sign on behalf of the corporation and list full title(s). If your address is incorrect or the zip code is missing, please indicate corrections or provide the zip code to facilitate future mailings.

The shares represented by this proxy will be voted at the Annual Meeting in accordance with any specifications made. If no specification is made, such shares shall be voted in favor of each matter set forth below. As to any other matters which may properly come before the Annual Meeting, the undersigned hereby confers authority upon said proxies to vote in their discretion.

The Board of Directors recommends a vote FOR (1) the increase in Capital Stock to 80,000,000 Shares, (2) the election of each nominee for director and (3) the ratification of Williams and Webster PS as auditors for fiscal year 2007.

Mark an “X” in one box for each numbered item.

1.	Increase of Capital Stock to 80,000,000 Shares
[ ] For Increase in Shares
[ ] Against Increase in Shares
[ ] Abstain

2.	Election of Directors	Nominees:
	[ ] For All Nominees	Carol Stephan
	[ ] Withhold All Nominees	Lex Smith
	[ ] For All Except as Listed Below:	Melanie Farrand
_____________________________________________
	_____________________________________________	Sharon Jacobs

3.	Ratification of Auditors
	[ ] For	Ratification of selection of
	[ ] Against	Williams & Webster PS
	[ ] Abstain	as auditors for fiscal year 2007

_____________________________________________
(Printed Name)
Date: _______________________, 2007
_____________________________________________
(Signature)

_____________________________________________
(Joint Signature)

Please complete, sign, date and return the proxy promptly by facsimile, or by mail using the enclosed envelope, to the Company at the address set forth above.

Return Fax to: (208) 556-0325